Exhibit 10.27.4

THIRD AMENDMENT TO THE LICENSE AGREEMENT

THIS THIRD AMENDMENT (the “Third Amendment”) to the License Agreement, dated as of April 2, 2012, as amended on January 30, 2015 and April 6, 2016 (the “License Agreement”), by and between Elobix AB (“Elobix”), as transferee of Albireo AB, and EA Pharma Co., Ltd. (formerly known as Ajinomoto Pharmaceuticals Co., Ltd., “EA”) is entered into on December 7, 2017 (the “Amendment Effective Date”).  Elobix and EA may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, Section 12.6 of the License Agreement states that any amendment or modification of the License Agreement must be in writing and signed by authorized representatives of both Parties; and

WHEREAS, Elobix and EA desire to amend the License Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the License Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Section 1.114 of the License Agreement is hereby amended and restated in its entirety to read as follows:

“1.114. “Territory” means Japan, the Kingdom of Thailand, the Republic of Korea, the Republic of Indonesia, the Socialist Republic of Vietnam, Taiwan and the Republic of the Union of Myanmar.”

2.	Section 11.4 of the License Agreement is hereby amended and restated in its entirety to read as follows:

“11.4  Insurance.  Each Party agrees to obtain and maintain during the Term, Commercial General Liability insurance and Products Liability insurance with reputable and financially secure insurance carriers to cover its indemnification obligations under Sections 11.1 or 11.2, as applicable, with limits of not less than [***] per occurrence and [***] in the aggregate; provided that, from and after the First Commercial Sale of any Product in any country in the Territory, Ajinomoto agrees that the foregoing minimum limits required to be carried by Ajinomoto shall be raised (a) in the case of Products Liability insurance, to [***] per occurrence and [***] in the aggregate and (b) in the case of Commercial General Liability insurance, to [***] per occurrence and [***] in the aggregate.  For the avoidance of doubt, (i) with respect to each of Products Liability insurance and Commercial General Liability insurance, the applicable limits (occurrence/aggregate) may be met by a single policy or by multiple policies and (ii) maintenance of such insurance coverage shall not relieve either Party from any responsibility under this Agreement for damages in excess of insurance limits or otherwise.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.	Effect. The Third Amendment shall take effect on and as of the Amendment Effective Date.
4.

No Representations, Warranties, Covenants or Liabilities regarding New Territory.  Elobix and EA acknowledge and agree that, notwithstanding anything in the License Agreement to the contrary: (a) neither Elobix nor any affiliate thereof makes or has made any representation or warranty, express or implied, or any covenant, with regard in any respect to the Albireo Compound or any Product in, for or with respect to the Republic of the Union of Myanmar (including, without limitation, with regard in any respect to Development or Commercialization of the Albireo Compound or any Product in the Republic of the Union of Myanmar or to any patent or other intellectual property rights in the Republic of the Union of Myanmar), under the License Agreement or otherwise; and (b) except in the case of willful misconduct and/or gross negligence, in no event shall Elobix have any liability whatsoever to EA or any third party with regard in any respect to the Albireo Compound or any Product in, for or with respect to the Republic of the Union of Myanmar. As used herein, “gross negligence” means a conscious, voluntary act or omission in reckless disregard of a legal duty and of the consequences to another party.

5.

No Other Amendments.  The Third Amendment shall be deemed to be part of and incorporated into the License Agreement.  Except as expressly set forth in the Third Amendment, all of the terms and conditions of the License Agreement shall remain unchanged, are ratified and confirmed in all respects, and remain in full force and effect.

6.

Counterparts.  The Third Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement. An executed signature page to the Third Amendment delivered by facsimile transmission shall be as effective as an original executed signature page.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, each of the parties has caused the Third Amendment to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

ELOBIX AB

By:	/s/ Jan Mattsson
	Name:	Jan Mattsson
	Title:	Managing Director

EA PHARMA CO., LTD.

By:	/s/ Tsuneo Ishiguro
	Name:	Tsuneo Ishiguro
Senior Vice President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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